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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)         JULY 1, 1996
                                                -------------------------------


                                  GRAPHIX ZONE, INC.
           ----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




           DELAWARE                 PENDING                 33-0697932
 ----------------------------     ------------          ------------------
 (State or Other Jurisdiction     (Commission             (IRS Employer
       of Incorporation)          File Number)          Identification No.)




     42 CORPORATE PARK, SUITE 200, IRVINE, CALIFORNIA            92714
        (Address of Principal Executive Offices)              (Zip Code)




Registrant's telephone number, including area code          (714) 833-3838
                                                    ----------------------------



                                 NOT APPLICABLE
       -------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On June 28, 1996, Graphix Zone, Inc., a Delaware corporation (the "Registrant"), consummated the acquisition and merger of two public companies -- Graphix Zone, Inc., a California corporation ("GZ California"), and StarPress, Inc., a Colorado corporation ("StarPress"), pursuant to and in accordance with an Agreement and Plan of Reorganization dated as of January 3, 1996, by and between GZ California and StarPress (the "Reorganization Agreement"), an Agreement of Merger dated as of June 27, 1996 (the "GZ Merger Agreement"), by and among the Registrant, GZ California and GZ Merger Corp., a California corporation and wholly-owned subsidiary of the Registrant ("GZMC"), and an Agreement of Merger dated as of June 27, 1996 (the "SP Merger Agreement"), by and among the Registrant, StarPress and SP Merger Corp., a Colorado corporation and wholly-owned subsidiary of the Registrant ("SPMC").

          The Reorganization Agreement, the GZ Merger Agreement and the SP Merger Agreement are collectively referred to herein as the "Merger Agreements"). The Merger Agreements and the consummation of the transactions contemplated thereby was approved by the respective shareholders of GZ California and StarPress at respective special meetings of such shareholders held on June 27, 1996.

          Pursuant to the Merger Agreements, (i) GZMC was merged with and into GZ California with GZ California as the surviving corporation (the "GZ Merger") and StarPress was merged with and into SPMC with StarPress as the surviving corporation (the "SP Merger" and, together with the GZ Merger, the "Mergers");
(ii) each outstanding share of GZ California was automatically converted into the right to receive one share of Common Stock of the Registrant and each outstanding share of StarPress was automatically converted into the right to receive 0.14666 of a share (the "Exchange Ratio") of Common Stock of the Registrant; and (iii) each outstanding stock option, warrant and other right to acquire shares of Common Stock of GZ California or shares of Common Stock of StarPress was converted into the right to acquire shares of Common Stock of the Registrant, except that, in the case of StarPress, the number and exercise price was adjusted based on the Exchange Ratio for the underlying shares of Common Stock of StarPress.

          The Mergers will be accounted for as a "purchase" of GZ California by StarPress for financial reporting purposes. Each of the GZ Merger and the SP Merger will be treated, for federal income tax purposes, as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or as a transfer of property to the Registrant by the respective shareholders of GZ California and StarPress (in conjunction with the shareholders of the other) governed by Section 351 of the Code. No gain or loss will be recognized by a shareholder of GZ California or StarPress who exchanges stock for Common Stock of the Registrant pursuant to the Mergers; provided, however, that shareholders of StarPress who receive cash in lieu of fractional shares will recognize gain or loss on such exchange.


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          Prior to the consummation of the Mergers, the shares of common stock of GZ California were reported on the Nasdaq SmallCap Market under the symbol "GZON" and the shares of common stock of StarPress were reported on the National Association of Securities Dealers Electronic Bulletin Board under the symbol "GTBR." The Common Stock of the Registrant began being reported on the Nasdaq SmallCap Market under the symbol "GZON D" on July 1, 1996.

          GZ California develops, produces and markets multimedia products and services for the personal computer industry. GZ California is best known for its interactive music CD-ROM titles, but also develops, publishes and distributes other entertainment and education-oriented titles, and operates a multimedia productions department.

          StarPress is a low-cost developer, publisher and marketer of personal computer CD-ROM and floppy diskette software products for the home, school and small business markets. StarPress has historically focused its efforts on developing software in four consumer categories: HEALTH, which provides consumers with health information and health management interactive multimedia software; INFOTAINMENT, which provides consumers with other non-health related educational, art, entertainment and reference interactive multimedia software; PERSONAL PRODUCTIVITY, which provides consumers with easy-to-use, fix-a-problem software for home and office; and TRAVEL, which provides consumers with an integrated solution that offers the best, most current travel planning information. StarPress' strategy has been to identify and develop products within these categories that will achieve sustained consumer appeal and brand name recognition. StarPress has recently concluded that its principal ongoing focus should be in the INFOTAINMENT and TRAVEL software categories.

          The Registrant presently intends to continue the respective operations of GZ California and StarPress in substantially the same manner as conducted prior to the Mergers, subject to reductions in the size of the workforce due to a redundancy of positions as a consequence of the Mergers. Additional information with respect to the Registrant, GZ California, StarPress and the Mergers is set forth in the Joint Proxy Statement/Prospectus of GZ California and StarPress dated June 11, 1996 (the "Joint Proxy Statement"), filed with the Securities and Exchange Commission (the "Commission") on June 18, 1996 and is incorporated herein by this reference to the extent appropriate.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Incorporated herein by reference to the pertinent financial statements contained in the Joint Proxy Statement, which is hereby incorporated herein by this reference to the extent appropriate.


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          (b)  PRO FORMA FINANCIAL INFORMATION (Unaudited).

          Incorporated herein by reference to the unaudited pro forma financial information contained in the Joint Proxy Statement, which is hereby incorporated herein by this reference to the extent appropriate.


          (c)  EXHIBITS.

Exhibit No.    Description                                            Page No.
- -----------    -----------                                            ----------

     2.1 Registrant's Registration Statement on Form S-4, together with exhibits thereto, filed under the Securities Act of 1933, as filed with the Commission on May 25, 1996 (File No. 333-2642) (as amended, the "S-4 Registration Statement"), and declared effective by the Commission on June 11, 1996.*

     2.2 Agreement and Plan of Reorganization dated as of January 3, 1996, by and between Graphix Zone, Inc., a California corporation ("GZ California"), StarPress, Inc., a Colorado corporation ("StarPress") (incorporated herein by reference to Appendix A-1 to the Joint Proxy Statement/Prospectus (the "Joint Proxy Statement") included in the S-4 Registration Statement).

     2.3 Agreement of Merger dated as of June 27, 1996, by and among Graphix Zone Merger Corp., a California corporation ("GZMC"), GZ California and the Registrant (incorporated herein by reference to Appendix A-2 to the Joint Proxy Statement included in the S-4 Registration Statement).

     2.4 Agreement of Merger dated as of June 27, 1996, by and among SP Merger Corp., a Colorado corporation ("SPMC"), StarPress and the Registrant (incorporated herein by reference to Appendix A-3 to the Joint Proxy Statement included in the S-4 Registration Statement).

     4.1 Keep-Well Agreement dated March 13, 1996, by and among GZ California, GT Interactive Software Corp.
               and the Registrant (incorporated herein by reference to Exhibit 10.5 to the S-4 Registration
               Statement).


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Exhibit No.    Description                                            Page No.
- -----------    -----------                                            ----------

     4.2       Registration Rights Agreement dated March 13,
               1996, by and between GZ California and GT
               Interactive Software Corp. (incorporated herein by reference to Exhibit 10.7 to the S-4 Registration
               Statement)

     4.3 Form of Registration Rights Agreement dated February 2, 1996, entered into by and among GZ California and each of the accredited investors that purchased Units, consisting of one share of GZ California Common Stock and a warrant to purchase one additional share of GZ California Common Stock for every three shares of GZ California Common Stock purchased, in GZ California's 1996 private placement offering, pursuant to which an aggregate of 1,449,378 shares of GZ California Common Stock and warrants to purchase an additional 483,135 shares of GZ California Common Stock were issued and sold (incorporated herein by reference to Exhibit 10.16 to the S-4 Registration Statement).

     4.4 Registration Rights Agreement dated September 22, 1995, among GZ California and Morgan Capital Management. (filed as an exhibit to the Quarterly Report on Form 10-QSB of GZ California for the quarterly period ended September 30, 1995, and incorporated herein by reference).

     4.5 Registration Rights Agreement dated September 22, 1995, among GZ California, Frank Cutler and Northwest Partners (filed as an exhibit to the Quarterly Report on Form 10-QSB of GZ California for the quarterly period ended September 30, 1995, and incorporated herein by reference).

     4.6 Registration Rights Agreement dated August 4, 1995, among GZ California, John Tu, Thomas C. K. Yuen, Lagunitas Partners, L.P., Prism Partners I, Prism Partners II, Common Sense Partners, L.P., Song-Finder Inv. Ltd. III, L.P., Mindful Partners, L.P., Special Equity Associates, and Eric Blattman (filed as an exhibit to the Quarterly Report on Form 10-QSB of GZ California for the quarterly period ended September 30, 1995, and incorporated herein by reference).


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Exhibit No.    Description                                            Page No.
- -----------    -----------                                            ----------

     4.7 Registration Rights Agreement dated May 1, 1995, among GZ California, John Tu, Thomas C.K. Yuen and Frank Cutler (filed as an exhibit to the Annual Report on Form 10-KSB of GZ California for the fiscal year ended June 30, 1995, filed with the Commission on October 5, 1995 and incorporated herein by reference).

     4.8 Registration Rights Agreement dated February 28, 1994, among GZ California, Frank Cutler, James Cutler, Jr. and Gregory A. Brown (filed as an exhibit to the Registration Statement of GZ California on Form SB-2 dated March 15, 1994, or amendment thereto dated May 15, 1994 (Registration No. 33-76562-LA), and incorporated herein by reference).

     4.9 Registration Rights Agreement dated January 31, 1994, among GZ California, Frank Cutler, James Cutler, Jr. and Gregory A. Brown (filed as an exhibit to the Registration Statement of GZ California on Form SB-2 dated March 15, 1994, or amendment thereto dated May 15, 1994 (Registration No. 33-76562-LA), and incorporated herein by reference).

     20 Joint Proxy Statement/Prospectus dated June 11, 1996, of GZ California and StarPress, filed with the Commission on June 18, 1996 (contained in the S-4 Registration Statement and incorporated herein by reference).

     23.3      Consent of KPMG Peat Marwick LLP.

     23.4      Consent of Ernst & Young LLP.

     23.9      Consent of KPMG Peat Marwick LLP.

- ---------------

* Incorporated herein by reference to the Registration Statement on Form S-4 filed by the Registrant with the Commission on May 25, 1996 (File No. 333-
     2642) (as amended, the "S-4 Registration Statement"), and declared effective by the Commission on June 11, 1996.


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                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        GRAPHIX ZONE, INC.
                                        (Registrant)



Dated: July 15, 1996                    By:  /s/ CHARLES R. CORTRIGHT, JR.
                                            ------------------------------
                                             Charles R. Cortright, Jr.,
                                             President


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